UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 30, 2023

Verb Technology Company, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-38834	90-1118043
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3401 North Thanksgiving Way, Suite 240 Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(855) 250-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	VERB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	VERBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On May 30, 2023, Salman H. Khan provided notice of his decision to resign as Chief Financial Officer of Verb Technology Company, Inc. (the “Company”), effective June 13, 2023. Mr. Khan’s resignation was not the result of any disagreements with the Company regarding any matters related to its operations, policies, practices, or otherwise.

Appointment of Interim Chief Financial Officer

The Board of Directors (the “Board”) of the Company approved, effective as of June 13, 2023, the appointment of Bill J.Rivard, the current Corporate Controller, as Interim Chief Financial Officer of the Company.

Mr. Rivard has served as Corporate Controller of the Company since 2021 where he worked closely with the Company’s chief financial officer in all accounting and finance matters. Mr. Rivard maintains an active CPA certification and has more than 30 years of experience serving various corporate accounting and finance management roles in various industries, including at the accounting firm McGladrey & Pullen LLP (now, RSM US LLP) where he served as an auditor, as well as the Securities and Exchange Commission where he served as a staff accountant.

The Compensation Committee of the Company’s Board will make recommendations with respect to Mr. Rivard’s compensation for his role as Interim Chief Financial Officer. The Company will file a subsequent Current Report on Form 8-K to disclose such new arrangements.

There are no family relationships between Mr. Rivard and any of the Company’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation S-K. There are no arrangements or understandings between Mr. Rivard and any other person pursuant to which Mr. Rivard was selected as an officer of the Company required to be disclosed pursuant to Item 401(b) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2023	VERB TECHNOLOGY COMPANY, INC.

	By:	/s/ Rory J. Cutaia
	Name:	Rory J. Cutaia
	Title:	President and Chief Executive Officer